Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
INVESTOR PRESENTATION
Q4 and Full Year 2007

Slide 1
Forward-Looking Statements
 This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) successful implementation of the Deed of Settlement agreed upon with the Commonwealth of Australia, which would conclude the
 Australia SH-2G (A) program with a mutual release of claims; 7) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 8) the University of
 Arizona’s continued failure to succeed in its appeals efforts to overturn the jury verdict that rejected the University's breach of contract claim against the company; 9) satisfactory resolution of the company’s contract dispute with the
 U.S. Army procurement agency relating to the FMU-143 program; 10) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 11) cost growth in connection with environmental remediation activities at the Moosup and New Hartford, CT facilities and such potential activities at the
 Bloomfield, CT facility; 12) profitable integration of acquired businesses into the company's operations; 13) changes in supplier sales or vendor incentive policies; 14) the effect of price increases or decreases; 15) pension plan assumptions and future contributions; 16) future levels of indebtedness and capital expenditures; 17) continued
 availability of raw materials in adequate supplies; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 20) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
 Contact:
 Eric B. Remington, Vice President
 (860) 243-6334
 Eric.Remington@kaman.com

Kaman reports information in five business segments:

Four Aerospace industry segments:

- **Aerostructures**
- **Fuzing**
- **Helicopters, and**
- **Specialty Bearings**

- As well as the **Industrial Distribution** segment.

12%
7%
8%
9%
64%

PERCENT DISTRIBUTION
OF SEGMENT SALES:
FULL YEAR 2007
Slide 2
KAMAN CORPORATION
SEGMENT REPORTING STRUCTURE

Highlights: Year Ended December 31, 2007
Slide 3
Four Aerospace industry segments:
 Aerostructures segment: Full year sales: $102.4 million (+30.0%)/Full year operating income: $13.2 million (+14.6%)
 Results driven by BLACK HAWK and Boeing programs.
 Operating income adversely affected by adjustments related to the ramp-up of several new programs at Wichita.

 Fuzing segment: Full year sales: $87.5 million (+23.1%)/Full year operating income: $10.5 million (+36.1%)
 Results driven by JPF and 40mm product sales.
 Segment remains subject to quarter-by-quarter fluctuation.

 Helicopters segment: Full year sales: $72.0 million (+3.0%)/Full year operating income: $2.6 million (up substantially)
 Results driven by Egypt SH-2G depot level maintenance program and upgrades, and by subcontract work on BLACK
 HAWK for Sikorsky (lower for 4th quarter/higher for year). Australia program charge is lower.

 Specialty Bearings segment: Full year sales: $124.0 million (+16.7%)/Full year operating income: $41.4 million (+44.6%)
 Record results driven by strong demand and competitive advantages in a robust market environment.

Industrial Distribution segment: Full year sales: $700.2 million (+5.2%)/Full year operating income: $33.0 million (-6.0%)
 Results driven by national account awards, including the effect of cost to ramp up large new accounts.
 Economic conditions mixed with weak sectors such as housing offset by strong sectors such as mining.
 Emphasis on less cyclical industries has benefited the segment.

FOUR AEROSPACE INDUSTRY SEGMENTS
2007 Sales: $386 million

Slide 5
AEROSTRUCTURES SEGMENT: Jacksonville, FL and Wichita, KS
Produces parts and subassemblies for
 Tier 1 and Prime Manufacturers:
 ▶Military: Boeing C-17 internal wing structures
  Sikorsky BLACK HAWK helicopter cockpits
  Sikorsky MH-92 helicopter composite tail rotor pylons
 ▶Commercial: Boeing 777 and 767 wing trailing edges
  787 composite structures
Strategy: Take advantage of subcontracting opportunities
 as the Tier 1 and Prime producers focus on final assembly
 and systems integration.
Available capacity: well-located, flexible, competitive.

Slide 6
FUZING SEGMENT: Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices
 for major missile and bomb programs.
 ▶Principal Missile programs: AMRAAM, ATACMS,
  Harpoon, Maverick, Standard and Tactical Tomahawk
 ▶Principal Bomb program: Joint Programmable Fuze
 ▶Segment includes Measuring & Memory
  Systems products.
Strategy: Become a leading producer of fuzing systems
 for the U.S. and allied militaries.
Principal customers: U.S. and allied militaries, Boeing
 General Dynamics, Lockheed and Raytheon.

Slide 7
HELICOPTERS SEGMENT: Bloomfield, CT
Markets and supports Kaman-made SH-2G Super
 Seasprite maritime helicopter and K-MAX
 “Aerial Truck” helicopter - and performs
 subcontract helicopter programs.
Principal programs:
 Major maintenance and upgrades to Egyptian SH-2G(E)
 helicopters BLACK HAWK subcontract work for Sikorsky
 Executing Settlement Agreement for legacy Australia program
Strategy: Take advantage of subcontracting opportunities
 as the tier 1 and prime producers focus on final assembly
 and systems integration.
Principal customers: The governments of Egypt, New Zealand
 and Poland; and Sikorsky.

Slide 8
SPECIALTY BEARINGS SEGMENT: Bloomfield, CT and Dachsbach, Germany
Designs and manufactures proprietary self-
 lubricating airframe bearings

Programs: Kaman products are used in nearly all
 military and commercial aircraft produced in North
 and South America and Europe.
Strategy: Maintain leadership in product technical
 performance and application engineering support
 while staying ahead of the curve in product
 technology enhancement

2007 sales: $700.2 million
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 10
INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $12 billion
 power transmission market.

Strategy:

 ▶Expand the geographic footprint to enhance competition
 for national and regional accounts.

 ▶Broaden the product line

 ▶Improve operating and asset utilization efficiencies

Customers: Broad cross section of industry with more than 50,000 customers served from local branches in 70 of the top 100 U.S.
 Industrial markets. Growing national account base.

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Mar-04
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May-06
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Sep-06
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Jan-07
Mar-07
May-07
Jul-07
Sep-07
Industrial Production
Capacity Utilization

Source: Federal Reserve Board
INDUSTRIAL DISTRIBUTION SEGMENT
Slide 11
FRB Indices Of Industrial Production and Capacity Utilization:
Predictability: Segment tends to track national indices

KIT Branch Location
Distribution Center
ISC Branch Location
(closing scheduled for
3/31/08)
Geographical Coverage: Approximately 200 locations in U.S., Canada and Mexico
Slide 12
INDUSTRIAL DISTRIBUTION SEGMENT

FINANCIAL REVIEW
36%
2007 Sales from Continuing Operations: $1,086 million

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2007	2006	2007	2006	2007	2006
1. Aerostructures	$102,362	$78,742	$13,219	$11,538	12.9%	14.7%
2. Fuzing	87,455	71,068	10,546	7,750	12.1%	10.9%
3. Helicopters	72,031	69,914	2,631	222	3.7%	0.3%
4. Specialty Bearings	124,009	106,278	41,387	28,630	33.4%	26.9%
5. Subtotal Aerospace	385,857	326,002	67,783	48,140	17.6%	14.8%
6. Industrial Distribution	700,174	665,420	33,038	35,160	4.7%	5.3%
7. Net gain/(loss) on sale of assets			2,579	(52)
8. Corporate expense/other			(38,672)	(35,426)	[1] (3.6%)	[1](3.6%)
9. Sales/Op. inc. from continuing ops	$1,086,031	$991,422	$64,728	$47,822	6.0%	4.8%
Slide 14
INCOME STATEMENT HIGHLIGHTS
For full years ended December 31, 2007 and 2006

	Three Months ended December 31, 2007		Twelve Months ended December 31, 2007
	2007	2006	2007	2006
1. Net earnings from continuing operations	$8,974	$6,733	$36,491	$24,643
2. Earnings from discontinued operations, net of taxes	3,536	2,909	7,890	7,143
3. Gain on disposal of discontinued oper, net of taxes	11,538	--	11,538	--
4. Net earnings	$24,048	$9,642	$55,919	$31,786

5. Diluted net E.P.S. from continuing operations	$0.35	$0.27	$1.46	$1.01
6. Diluted net E.P.S. from discontinued operations	0.14	0.12	0.31	0.29
7. Diluted net E.P.S. from disposal of discontinued oper	0.46	--	0.46	--
8. Diluted net earnings per share	$0.95	$0.39	$2.23	$1.30
On December 31, 2007, Kaman completed the sale of its Music segment to Fender Musical Instruments Corp.
for a cash payment of $117 million. The discontinued segment contributed $0.14 and $0.31 per share, diluted, respectively to earnings for the fourth quarter and full year 2007. The sale of the segment resulted in an after tax gain of $0.46 per share, diluted. Net cash received after taxes and fees was approximately $100 million.
Slide 15
EARNINGS FROM CONTINUING AND DISCONTINUED OPERATIONS
Fourth Quarters and Full Years ended December 31 2007 and 2006

(In Thousands)	As of 12/31/07	As of 9/28/07	As of 12/31/06
1. Cash and Cash Equivalents	$73,898	$14,484	$12,720
2. Notes Payable and Long-term Debt	$12,874	$99,940	$74,423
3. Shareholders’ Equity	$394,526	$332,060	$296,561
4. Debt as % of Total Capitalization	3.2%	23.1%	20.1%
5. Capital Expenditures (Continuing Operations)	$14,226	$9,301	$12,099
6. Depreciation & Amortization (Continuing Operations)	$9,893	$7,204	$8,754
BALANCE SHEET AND CAPITAL FACTORS
Slide 16